UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 27, 2020
_____________________________________________________________________________________
Energizer Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Missouri	1-36837	36-4802442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
533 Maryville University Drive
St. Louis, Missouri 63141
(Address of principal executive offices)
Registrant’s telephone number, including area code: (314) 985-2000
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	ENR	New York Stock Exchange
Series A Mandatory Convertible Preferred Stock, par value $.01 per share	ENR PRA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)
As described in Item 5.07 below, on January 27, 2020, Energizer Holdings, Inc. (the “Company”) held its annual meeting of shareholder (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved the Energizer Holdings, Inc. Omnibus Incentive Plan (the “Omnibus Plan”). The Omnibus Plan, was adopted by the Board of Directors on November 11, 2019, subject to and effective upon the approval of our shareholders. The Omnibus Plan replaces and supersedes the 2015 Energizer Holdings, Inc. Equity Incentive Plan (“2015 Plan”).
Upon approval of the Omnibus Plan, no new awards will be granted under the 2015 Plan, though the terms of the 2015 Plan will continue to govern all awards granted under that plan. Shares of stock that were available for grant under the 2015 Plan’s share reserve as of November 29, 2019 will be added to the Ominbus Plan’s share reserve and may be subject to new awards under the Omnibus Plan. Under the Onmibus Plan, awards for a total of 6,800,808 shares may be granted in the aggregate, representing 300,808 shares of our common stock available for grant under the 2015 Plan as of November 29, 2019 plus 6,500,000 new shares of our common stock. Shares of our stock that are subject to outstanding awards under the 2015 Plan that expire, are forfeited or otherwise terminate unexercised may be subject to new awards under the Omnibus Plan.
The Omnibus Plan allows us to grant a variety of types of awards, including: options, stock appreciation rights (“SARs”), restricted stock and restricted stock units (time-based or performance-based), other stock awards and cash-based awards. The Omnibus Plan provides for administration by our Human Capital Committee, though our Board exercises discretion with respect to awards granted to directors. Except for director awards, the Omnibus Plan has a minimum vesting period of not less than one year, though the Human Capital Committee may grant awards of up to 5% of the shares authorized under the Omnibus Plan with a shorter vesting or exercise period. Awards vest upon a change of control and involuntary termination (double-trigger) or if a buyer of our business does not assume outstanding awards. The Omnibus Plan places caps on annual amounts granted with respect to options, SARs, performance-based and time-based awards, cash bonus awards and non-employee director grants. The Omnibus Plan restricts the recycling of shares under options and SARs. Dividends or dividend equivalents are not payable with respect to options and SARs, and dividends or dividend equivalents may not be paid on unearned shares of restricted stock or restricted stock equivalent awards. Awards other than options and SARs are counted against the share reserve in a 2-to-1 ratio. The Omnibus Plan prohibits the repricing of any options, SARs or other stock-based award absent shareholder approval.

The principal terms of the Omnibus Plan are described further in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on December 17, 2019 under the caption “Proposal 4 - Approval of Omnibus Incentive Plan” which description is incorporated herein by reference. The summary of the Omnibus Plan contained herein and in the Proxy Statement is qualified by reference to the full text of the Omnibus Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.
Item 5.07    Submission of Matters to a Vote of Security Holders
At the Annual Meeting, of the 69,241,715 shares outstanding and entitled to vote, 60,189,998 shares were represented, constituting a quorum. The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:
Proposal 1:     Management’s nominees for director were elected to serve until the Annual Shareholders’ Meeting to be held in 2021 or until their respective successors are elected and qualified by the votes of the shareholders set forth in the table below:

				Broker
Nominee	For	Against	Abstain	Non-Votes
Carlos Abrams-Rivera	53,157,210	115,677	42,913	6,874,198
Bill G. Armstrong	53,076,792	191,649	47,359	6,874,198
Cynthia J. Brinkley	53,147,989	125,460	42,351	6,874,198
Rebecca Frankiewicz	53,191,597	81,306	42,897	6,874,198
Alan R. Hoskins	53,174,258	100,309	41,233	6,874,198
Kevin J. Hunt	53,074,731	195,916	45,153	6,874,198
James C. Johnson	52,525,472	740,223	50,105	6,874,198
John E. Klein	53,095,652	134,925	85,223	6,874,198
Patrick J. Moore	53,157,490	111,915	46,395	6,874,198
Nneka L. Rimmer	53,091,975	174,315	49,510	6,874,198
Robert V. Vitale	49,317,605	3,952,712	45,483	6,874,198

Proposal 2:     The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2020 was ratified by the votes of the shareholders set forth in the table below:

For	Against	Abstain
59,862,686	272,458	54,854

Proposal 3:     The Company’s executive compensation, as described in the Company’s 2019 Proxy Statement, was approved by the non-binding advisory votes of the shareholders set forth in the table below:

			Broker
For	Against	Abstain	Non-Votes
52,666,965	534,241	114,594	6,874,198

Proposal 4:     The Energizer Holdings, Inc. Omnibus Incentive Plan, was approved by the votes of the shareholders set forth in the table below:

			Broker
For	Against	Abstain	Non-Votes
48,317,541	2,489,695	2,508,564	6,874,198

Item 7.01     Regulation FD Disclosure.
On January 27, 2020, the Company announced that its Board of Directors declared a quarterly dividend of $0.30 per share on its Common Stock, payable on March 18, 2020 to all shareholders of record as of the close of business on February 22, 2020 in addition to a quarterly dividend of $1.875 per share of 7.50% Series A mandatory convertible preferred stock, payable on April 15, 2020 to all shareholders of record as of the close of business on April 1, 2020. A copy of the press release announcing the dividend declaration is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
The information furnished pursuant to this Item 7.01, including the attached exhibit, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of the Exchange

Act, nor shall such information or exhibit be deemed incorporated by reference into any filing by the Registrant with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended, the rules and regulations of the SEC thereunder, the Exchange Act, as amended, or the rules and regulations of the SEC thereunder, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit
10.1	Energizer Holdings, Inc. Omnibus Incentive Plan.
99.1	Press Release, dated January 27, 2020, announcing quarterly dividend.
101	Pursuant to Rule 406 of Regulation S-T, the cover page information is formatted in iXBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (formatted in iXBRL in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER HOLDINGS, INC.

By: /s/ Timothy W. Gorman
Timothy W. Gorman
Executive Vice President and Chief Financial Officer

Dated: January 27, 2020